                                                                                        Exhibit 99.1

Contact:

For PharmAthene, Inc.: Stacey Jurchison Phone: 410-571-8925 jurchisons@pharmathene.com	For SIGA Technologies, Inc.: Thomas N. Konatich Phone: 212-672-9100 tkonatich@siga.com

PHARMATHENE AND SIGA TECHNOLOGIES SIGN DEFINITIVE MERGER
 AGREEMENT TO ESTABLISH PREMIER BIODEFENSE COMPANY

ANNAPOLIS, MD and NEW YORK, NY, June 9, 2006 - PharmAthene, Inc. and SIGA Technologies, Inc. (NASDAQ: SIGA) announced today that they have signed a definitive agreement providing for the merger of PharmAthene and SIGA. The combined company, which will operate under the “PharmAthene” name, will be a leader in biodefense featuring a substantial portfolio of procurement-stage biodefense products targeting anthrax, smallpox and chemical nerve agents, as well as a robust pipeline of therapeutic and prophylactic drug candidates targeting Category A biowarfare agents and emerging infectious diseases.

“A strategic merger with SIGA significantly advances our strategy of building a leading biodefense company with a comprehensive portfolio of medical countermeasures to meet the urgent needs of our Nation and Allies,” said David P. Wright, President and Chief Executive Officer of PharmAthene. “Combining PharmAthene’s strong development and commercialization capabilities and procurement-stage biodefense products with SIGA’s procurement-stage smallpox antiviral treatment, ST-246, and exceptional research pipeline, establishes a premier biodefense organization with multiple procurement-stage products with near-term revenue potential, and a broad research pipeline focused on biodefense and emerging infectious diseases.”

“Following the merger, our biodefense portfolio will include procurement-stage products targeting three of the top five priorities under Project BioShield,” said Mr. Wright. Included in this portfolio are:

•	ST-246, a small molecule orally-active antiviral therapeutic for the treatment of smallpox and other orthopox virus infections.
•	Valortim™, a fully human monoclonal antibody being co-developed with Medarex (NASDAQ: MEDX) for the prevention and treatment of anthrax infection.
•	Protexia® a novel bioscavenger to prevent and treat organophosphate nerve agent poisoning.

“Recently, both Valortim™ and ST-246 have made important clinical progress,” continued Mr. Wright. “Phase I clinical testing of Valortim™ in healthy volunteers to evaluate safety and dose response has recently been completed. Detailed results from the study are planned for release later this year. SIGA recently commenced a Phase I study of ST-246 in healthy volunteers, which is expected to be completed shortly. Preclinical studies of Valortim™ and ST-246 have previously demonstrated efficacy in animal models. If the Phase I results support safety in humans, then we expect that Valortim™ and ST-246 should be promising candidates for procurement consideration for the Strategic National Stockpile.”

Donald Drapkin, Chairman of the Board of SIGA, commented, “We see this strategic merger with PharmAthene as a tremendous opportunity for our Company and our shareholders. PharmAthene brings a management team that is highly experienced in identifying niche markets, developing drugs to address those markets, and launching successful products that dominate their respective therapeutic classes. We are confident in their ability to generate tremendous value for our shareholders, while providing the necessary vision and leadership to drive future growth.”

The merger agreement, which has been unanimously approved by the Boards of Directors of both companies, is subject to shareholder and regulatory approval, the completion of a financing transaction, and other customary closing conditions, and is expected to close in the third quarter. David P. Wright, President and Chief Executive Officer of PharmAthene, will serve as President and Chief Executive Officer of the combined company. WR Hambrecht + Co and Sutter Securities Incorporated acted as financial advisors to PharmAthene and SIGA, respectively.

This communication is being made in respect of the proposed merger transaction involving SIGA Technologies, Inc. and PharmAthene, Inc. SIGA will promptly file with the SEC a current report on Form 8-K, which will include the merger agreement and related documents. In addition, SIGA will file a proxy statement with the SEC in connection with the transaction and mail the final proxy statement to SIGA shareholders of record at the record date for the special meeting of the shareholders to be held to provide approvals relating to the proposed transaction. The proxy statement that SIGA plans to file with the SEC and mail to its shareholders will contain information about SIGA, PharmAthene, the proposed merger, and related matters. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION THAT SHAREHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER. In addition to receiving the proxy statement and proxy card by mail, shareholders will also be able to obtain the proxy statement, as well as other filings containing information about SIGA, without charge, from the SEC’s website (http://www.sec.gov) or, without charge, by contacting Thomas Konatich at SIGA at (212) 672-9100. This announcement is neither a solicitation of proxy, an offer to purchase, nor a solicitation of an offer to sell shares of SIGA.

SIGA and its executive officers and directors may be deemed to be participants in the solicitation of proxies from SIGA’s shareholders with respect to the matters relating to the proposed merger. PharmAthene may also be deemed a participant in such solicitation. Information regarding SIGA’s executive officers and directors is available in SIGA’s Annual Report on Form 10-K, for the year ended December 31, 2005. Information regarding any interest that PharmAthene or any of the executive officers or directors of PharmAthene may have in the transaction with SIGA will be set forth in the proxy statement that SIGA intends to file with the SEC in connection with the matters to be approved in connection with the proposed merger. Shareholders of SIGA can obtain this information by reading the proxy statement when it becomes available.

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About PharmAthene, Inc.
PharmAthene, a privately-held biotechnology company, was formed to meet the critical needs of the United States by developing biodefense products. PharmAthene is dedicated to the rapid development of important and novel biotherapeutics to address biological pathogens and chemicals that may be used as weapons of bioterror. PharmAthene’s lead programs include Valortim™ (being co-developed with Medarex (NASDAQ:MEDX)) and Protexia. PharmAthene is located in the Chesapeake Innovation Center in Annapolis, MD, the first technology incubator focused solely on Homeland Security. PharmAthene has been successful in obtaining U.S. Government and Venture Capital funding to finance the development of its portfolio products. For more information on PharmAthene, please visit its website at www.PharmAthene.com.

About SIGA Technologies, Inc.
SIGA Technologies is applying viral and bacterial genomics and sophisticated computational modeling in the design and development of novel products for the prevention and treatment of serious infectious diseases, with an emphasis on products for biological warfare defense.  SIGA's product development programs emphasize the increasingly serious problem of drug resistant bacteria.  In addition to smallpox, SIGA has antiviral programs targeting other Category A viral pathogens, including arenaviruses (Lassa Fever Virus, Junin, Macupo, Guanarito, and Sabia), Lymphocytic choriomeningitis virus (LCMV), Dengue, the filoviruses, Ebola and Marburg.  For more information about SIGA, please visit SIGA's Web site at www.siga.com.

Forward Looking Statement Disclosure
This press release contains certain "forward-looking statements'' within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including statements regarding the efficacy of potential products, the timelines for bringing such products to market, for achieving regulatory approval, the government procurement process, the release of clinical data, and the availability of funding sources for continued development of such products.  Forward-looking statements are based on management's estimates, assumptions and projections, and are subject to uncertainties, many of which are beyond the control of SIGA and PharmAthene.  Actual results may differ materially from those anticipated in any forward-looking statement.  Factors that may cause such differences include the risks that (a) there may be regulatory or litigation obstacles to completing the merger, (b) shareholders of one or both companies may not approve the merger, (c) the NASDAQ market may not accept the shares of the merged company for continued listing, (d) products under investigation by SIGA or PharmAthene cannot be shown to be efficacious or safe in subsequent preclinical or clinical trials, (e) SIGA, PharmAthene or their collaborators will not obtain appropriate or necessary governmental approvals to market their products, (f) SIGA or PharmAthene may not be able to obtain anticipated funding for their development projects or other needed funding, (g) SIGA or PharmAthene may not be able to secure funding from anticipated government contracts and grants, and (h) SIGA or PharmAthene may not be able to secure or enforce adequate legal protection, including patent protection, for their products.

More detailed information about SIGA and risk factors that may affect the realization of forward-looking statements, including the forward-looking statements in this press release is set forth in SIGA's filings with the Securities and Exchange Commission, including SIGA's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and in other documents that SIGA has filed with the Commission.  SIGA urges investors and security holders to read those documents free of charge at the Commission's Web site at http://www.sec.gov.  Interested parties may also obtain those documents free of charge from SIGA.  Forward-looking statements speak only as to the date they are made, and, except for any obligation under the U.S. federal securities laws, SIGA undertakes no obligation to publicly update any forward-looking statement as a result of new information, future events or otherwise.

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